Supplement Dated March 18, 2008 to the

RESERVE LIQUID PERFORMANCE MONEY MARKET FUND
of The Reserve Fund

Prospectus and Statement of Additional Information
Dated September 28, 2007

The second sentence under the section entitled, "How to Buy Shares – Calculation of Net Asset Value" in the Prospectus is replaced in its entirety with the following:

The cut-off times are 8:30 a.m., 9:00 a.m., thereafter hourly up to and including 5:00 p.m. Eastern Time for the Primary Fund and U.S. Government Fund; 8:30 a.m., 9:00 a.m., thereafter hourly up to and including 2:00 p.m. Eastern Time for the U.S. Treasury Fund; and 8:30 a.m., 9:00 a.m., and thereafter hourly up to and including 5:00 p.m., then 5:30 p.m. Eastern Time for the Reserve Liquid Performance Money Market Fund.

The second paragraph under the section entitled, "Other Service Providers" in the Statement of Additional Information is replaced in its entirety with the following:

Custodian for the Primary Fund, U.S. Government Fund and U.S. Treasury Fund. JP Morgan Chase & Co., 4 New York Plaza, New York, NY 10004 is the custodian of the assets of each Fund (the "Custodian") pursuant to a Custodian Agreement with the Trust on behalf of each Fund.

Custodian for Reserve Liquid Performance Money Market Fund. State Street Bank and Trust Company, 2 Avenue De Lafayette, Boston, MA 02111 is the custodian of the assets of the Fund (the "Custodian") pursuant to a Custodian Agreement with the Trust on behalf of the Fund.